CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated February 17, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Report to Shareholders of Invesco Conservative Allocation Fund (formerly known as AIM Conservative Allocation Fund), Invesco Growth Allocation Fund (formerly known as AIM Growth Allocation Fund), Invesco Moderate Allocation Fund (formerly known as AIM Moderate Allocation Fund), Invesco Moderately Conservative Allocation Fund (formerly known as AIM Moderately Conservative Allocation Fund), and Invesco Moderate Growth Allocation Fund (formerly known as AIM Moderate Growth Allocation Fund); five of the portfolios constituting AIM Growth Series (Invesco Growth Series), which is also incorporated by reference into such Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into such Registration Statement.
/s/ PricewaterhouseCoopers, LLP

Houston, Texas
November 18, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 17, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to Shareholders of Invesco Balanced-Risk Retirement 2010 Fund (formerly known as AIM Balanced-Risk Retirement 2010 Fund), and Invesco Balanced-Risk Retirement Now Fund (formerly known as AIM Balanced-Risk Retirement Now Fund); two of the portfolios constituting AIM Growth Series (Invesco Growth Series), which is also incorporated by reference into such Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” in the prospectuses and “Other Service Providers” in the statements of additional information which are incorporated by reference into such Registration Statement.
/s/ PricewaterhouseCoopers, LLP

Houston, Texas
November 18, 2010